UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2009

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut		06074
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:		(860) 644-1551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On July 31, 2009, Gerber Scientific, Inc. (the “Company”) entered into an agreement to sell its laser marking and engraving business unit, FOBA Technology + Services GmbH, to Alltec Angewandte Laserlicht Technologie GmbH, the laser business unit of Videojet Technologies, Inc.  Consummation of the transaction is subject to customary terms and conditions, including approval of the German merger control authority, and is expected to occur in the Company’s fiscal quarter ending October 31, 2009.  The proceeds from the sale will be used to reduce outstanding debt under the Company's credit facility and for other corporate purposes.  The sale has been effected pursuant to the Company’s announced policy of pursuing selected sales of non-core assets to enhance its financial flexibility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.

Date: August 3, 2009	By:	/s/ John J. Krawczynski
John J. Krawczynski Vice President, Chief Accounting Officer and Corporate Controller (On behalf of the Registrant and as Duly Authorized Officer)